UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13738	58-1701987
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)
289 Great Road, Acton, Massachusetts		01720
(Address of Principal Executive Offices)		(Zip Code)

(978) 206-8220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.005 par value	PMD	The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On May 1, 2020, Psychemedics Corporation (the “Company”) entered into a loan agreement with Bank of America, NA under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and the Paycheck Protection Program (“PPP”) administered by the U.S. Small Business Administration. The principal aggregate amount of the loan is $2,181,157.00 The loan was funded in full on May 4, 2020.

The loan is unsecured and is evidenced by a promissory note (the “Note”) with a maturity date of May 4, 2022, and bears interest at a fixed rate of 1.00% per annum. Payments of principal and interest under the Note will be deferred for the first six months of the loan term. Under the terms of the CARES Act, the Company may apply for and be granted forgiveness for all or a portion of the loan. Such forgiveness will be determined, subject to limitations, based on the use of the loan proceeds for qualifying expenses, which include payroll costs, rent, and utility costs over the eight-week period following receipt of the loan proceeds. While the Company believes it will qualify for loan forgiveness for the majority of funds borrowed, no assurance is provided that the Company will be successful in obtaining forgiveness of the loan in whole or in part.

In the event that no amount or less than all of the loan is forgiven, the Company is required to repay the principal and interest under the Note prior to the maturity date of the Note in such installments as the Bank shall determine, such repayment terms to be provided in a separate repayment letter to be delivered by the Bank to the Company. The Note contains customary events of default relating to, among other things, payment defaults and breaches of representations and warranties. The Note may be prepaid by the Company at any time prior to maturity with no prepayment penalties.

The foregoing descriptions of the loan and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits. The following exhibit is incorporated herein by reference.

Exhibit

Number

10.1       Promissory Note dated May 1, 2020 by Psychemedics Corporation payable to the order of Bank of America, NA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION
Dated: May 7, 2020

	By:	/s/ Neil Lerner
Neil Lerner, Vice President - Finance